Safe Harbor Statement This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes. This presentation contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward- looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “likely,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Fox Factory Holding Corp. (the “Company”) and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, future economic or market conditions and the other risks and uncertainties described in “Risk Factors” contained in the Company’s Annual Report on Form 10-K or Quarterly Reports on Form 10-Q or otherwise described in the Company’s other filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. This presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). We use non-GAAP financial measures, including “Adjusted EBITDA,” as useful measures of the Company’s core operating performance and trends and period-to-period comparisons of the Company’s core business. These non-GAAP financial measures have limitations as analytical tools and should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the appendix to this presentation. 2

Fox Factory Introduction Our people play to win in all they do Their passion and diverse experiences make us the best of the best Who We Are Our purpose is to challenge the impossible and lead in the never-ending pursuit of maximum performance Why We Exist Fox Factory delivers performance- defining products that dominate their respective markets through innovative solutions and technologies What We Do 3

Innovation leader Undisputed leader in ideation and technological advancement, creating a multi-year pipeline of performance defining products Premium component manufacturer Best in class manufacturer backed by a disciplined continuous improvement mindset Aspirational brands unparalleled in space Sought after by professional athletes, desired by performance enthusiasts and mass markets Unique growth and diversification strategy 1+1=3 growth mindset unlocks top and bottom line expansion opportunities How We Win 4

2013 2014 2015 2017 2019 2020 2021 2023 1+1=3 Mindset Leads To Transformational Growth Proven Performance Through • Expansion into adjacencies • Geographic expansion • New products • Highly accretive M&A • Synergistic with brands • Strong ROI on Capex investments Fox Factory has outperformed consumer IPOs since 2013 FOXF Source: FactSet as of 24-Nov-2023, Publicly available information 5

Professional Athletes Demand the best product for a competitive edge Ultra & Performance Enthusiasts Desire for the same performance as the professional athletes they admire Affluent Consumers Fulfill their dream of living the affluent adventurer lifestyle, where only the best of the best matters PROS ELITE EVERYDAY ENTHUSIASTS Core Consumer Transformational Growth Opportunity Brand Halo Drives Loyalty Across The Consumer Landscape Dominant Aspirational Brands Drive Growth 6

Halo Effect Enthusiasts around the globe want to identify with and have what "the best" in the industry are using Personalization We design product offerings so consumers can customize their gear Affluent Customer Spending Higher wealth consumers continue to spend through challenging macro environments Outdoor Living Consumers are enjoying more time outdoors and want the best performing products Strong Secular Trends Underpin Our Strategy 7

Three Growing Groups Group 2019 2020 2021 2022 Q3 YTD 2023 Group Description SSG $300 $367 $579 $681 $440* *Bike OE + AM + Marucci Q3 YTD of $144 PVG $306 $279 $361 $432 $406 OEM Auto + PS + Small AM Channel AAG $145 $245 $359 $489 $430 Automotive AM Total $751 $891 $1,299 $1,602 $1,276* *Includes Marucci YTD Q3'23 Numbers of $144 Diversification Is Our Strength OEM 47% AM 53% Pro Forma w/ Marucci Q3'23 TTM AM 47% OEM 53% Q3'23 TTM AM 43%OEM 57% 2022 Fox will drive end consumer adoption and brand value by entering new markets in the aftermarket channel, ultimately leading to OEM specification wins. Maintaining a healthy balance between the two channels will sustain long term growth and drive more predictability. 8

Specialty Sports Group 9

$366 $433 $697 $864 $642 2019 2020 2021 2022 Q3'23 LTM $300 $367 $579 $681 $455 2019 2020 2021 2022 Q3'23 LTM $66 $66 $118 $165 $187 2019 2020 2021 2022 Q3'23 LTM We expect SSG w/o Marucci to grow in the mid-single digits over the long term We expect Marucci to grow in the mid teens over the near term before achieving a mid single digit run rate over the longer term SSG w/ MarucciMarucciSSG w/o Marucci CAGR: 31.5% CAGR: 35.8% CAGR: 32.3% SSG Pro Forma Growth Pro Forma Growth (Fox SSG and Marucci) *$ IN MILLIONS 10

A Portfolio Of Performance Defining Brands & Products

MOUNTAIN BIKE

GRAVEL & ROAD





FOX FACTORY

MTB-NEWS.DE

2023 Suspension Fork Brand of the year

2023 Shock brand of the year

VITAL MTB 2022 READER SURVEY

FOX #1 Shock (11 years running), #2 Fork, #4 Seatpost to buy.

VITAL MTB STARS

4.5 Stars - FLOAT Shock

4.5 Stars - FOX 38 Factory Fork

4.5 Stars - FOX 34 GRIP2 Factory Fork

PINKBIKE 2022 EDITORS CHOICE VALUE GEAR

FOX GRIP

PINKBIKE READER SURVEY

FOX #1 Fork + Shock to Purchase Next + #1 Fork + Shock on Current Bike

FLOW MOUNTAIN BIKE

Best XC Fork – FOX 34 SC

ENDURO MTB

2022 Best Brand Suspension Forks and Rear Shock – FOX

Best in Test FOX 38

BIKERADAR

FOX 38 Best in Test - 5/5 Stars

FOX 36 - 4.5/5 Stars

MBR.CO.UK

Best Damping - FOX 36 Factory GRIP2

Best Enduro Fork - FOX 38 Perf. Elite

Best Trail Fork - FOX 34 Factory Grip2

DESIGN AND INNOVATION AWARD

32 Taper Cast

OUTSIDE MAGAZINE

Best MTB Accessories - FOX DHX Facotry Shock

BIKERADAR

Marzocchi Z1 4.5/5 Stars

MBR.CO.UK

Best Value Fork – Marzocchi Z1

VITAL MTB STARS

4.5 Stars – Bomber Air

4.5 Stars – Bomber DJ

4.5 Stars – Bomber Z1 + Z1 Coil

11

Rapidly Growing Leadership In Metal Bat #1 Bat Grip #1 Wood Composite Bat CATX OFFICIAL GRIP OF THE #1 & #2 Most Used Wood Bat in Big Leagues The Best Brands in Baseball & Beyond Product Leadership Across All Core Categories 12

A Portfolio Of Performance Defining Products 13

Growth Driver SSG Legacy (e.g. Bike) Marucci Market Expansion: Forks and Suspensions Softball, Grips Emerging Segments: E MTB and Gravel International, Shoes, Gloves Innovative Segment: Live Valve Puck Knob & Carpenter Gloves Integrated System: Live Valve w/ Crank Sensor Pro Lab to fit Pros with Bats After Sales Service: Expansion Through Loyalty Hitter's House Growth Opportunity & White Space 14

Multiple Vectors of Continued Growth








ATHLETES




marucci

marucci

1. Utilize Cutting Edge Innovation and Technology to Disrupt the Game
2. Expand Offering in Bats Across Brands and Customer Segments
3. Capitalize on Significant International Momentum
4. Grow Penetration in Softball
5. Expand Proven Fielding Glove Opportunity
6. Strategically drive expansion of Hitter's House Locations
7. Grow Offering in Grips by Continuing to Enter New Markets Beyond Sports
8. Continue to Create Differentiated On-Field Apparel & Develop Performance Footwear

FOX FACTORY

15

SSG w/o Marucci YTD Q3’23 OEM 81% AM 19% OEM 54% AM 46% SSG w/ Marucci YTD Q3’23 Diversification of SSG After Market (AM) allows Fox to have more control over outcomes 16

Powered Vehicles Group 17

$306 $279 $361 $432 $300 $406 2019 2020 2021 2022 Q3'22 YTD Q3'23 YTD *$ IN MILLIONS 20% FY’22 Growth 35% FY’23 YTD Growth 12% 3-Year CAGR FOX has exceeded our low double-digit long-term growth target due to strong growth in off-road-capable powered vehicles (including those used in on-road sport/recreational markets) Q3. PVG Sales 18

Strong market share & runway for growth ATVTruck & SUV Off-Road SNOWUTV Growth Opportunities & White Space OEM market expansion through newer platforms and product innovation Additional opportunities Defense International Expansion Military market expansion through dedicated facility operations in Southern California International catalog and proprietary applications for vehicles not offered in the US 19

OE customers find software defined suspension (SDS) provides performance advantages across a wider set of uses, which differentiates the OEM to end customers Average price per SDS creates a higher average sale price compared to analog suspension (ASPs) Volume growth driven by accelerated adoption of SDS within Ford and Toyota and expanded market share at other OE customers Product Innovation, Software Defined Suspension Matters 20

Expanding Internationally KEY ACTIONS Finalize international catalog and proprietary applications for vehicles not offered in the US Place a regionally based business development team member in each of the largest truck and powersport regions (Europe, Middle East and Australia/New Zealand) and enter Brazil market now that we have obtained INMETRO Certification (awarded in 2023) 21

Aftermarket Applications Group FPO 22

$145 $245 $359 $489 $373 $430 2019 2020 2021 2022 Q3'22 YTD Q3'23 YTD AAG Sales 36% FY’22 Growth 16% FY’23 YTD Growth 50% 3-Year CAGR Continued demonstration of our 1+1=3 strategy has enabled FOX to create a synergistic product portfolio, helping us expand our TAM, enter adjacent or new markets and deliver low double-digit long-term growth target AAG *$ IN MILLIONS 23

System of Synergies PREMIUM, RACE-PROVEN PRODUCT INNOVATION MANUFACTURED AT SCALE DELIVERING CREDIBLE & ASPIRATIONAL VEHICLE EXPERIENCES THAT ACHIEVE MAXIMUM PERFORMANCE Strong growth in off-road-capable powered vehicles (including those used in on-road sport/recreational markets) and acquisitions have enabled FOX to grow and provide premium packages to consumers who want to immediately blaze their own path 24

Enthusiast defined performance, demonstrated in use case specific applications deliberately released to market FOX Factory Vehicles Strategic Partnership Easy to Buy Selling in a manner we haven’t before: Integrated solutions, experience (not-gear head) based Expanding reach into new use cases, channels and market opportunities with established leaders in the space Deliberate Go-to-Market Direct Customer Relationship Limited Run (pre-pay) Integrated Solutions / Individual Brands AM Innovation Lab Experience Base, Community Development Range of Engagements Expanded Applications New Media Experience is KeyHalo Level Performance Common Marketplace Portfolio Sales (max revenue per relationship) International AAG Growth Strategy of 1+1 = 3 25

Vertical Integration Strategy In Action P R IC E /F E A T U R E S AAG Upfitted Vehicles PVG Shock AAG Lift Kit HALO PREMIUM ENTRY PREMIUM Custom suspension FOX Adventure Series 26

Financial Review 27

FY’ 21 $1,299M Q3’ 22 YTD $1,194M FY’ 22 $1,602M Q3’ 23 YTD $1,132M +23% -5% FY’ 21 $264M Q3’ 22 YTD $245M FY’ 22 $322M Q3’ 23 YTD $222M +22% -9% *FOX defines adjusted EBITDA as net income adjusted for interest expense, net other expense, income taxes, amortization of pu rchased intangibles, depreciation, stock-based compensation, offering expense, strategic transformation costs, contingent consideration valuation adjustments, acquisition-related compensation expense, litigation-related costs, and certain other acquisition-related costs that are more fully described in the appendix. Sales Adjusted EBITDA* Financial Highlights (ex Marucci) 28

Sales Growth (ex Marucci) FY’22 GROWTH 3-YEAR CAGR FY’23 YTD GROWTH 23% 29% -5% PVG 3-YEAR CAGR SSG 3-YEAR CAGR 12% 31% Consolidated Major Market AAG 3-YEAR CAGR 50% SSG 42% PVG 27% AAG 31% 2022 $751 $891 $1,299 $1,602 $1,194 $1,132 2019 2020 2021 2022 Q3'22 YTD Q3'23 YTD SSG 30% PVG 35% AAG 36% Q3'23 TTM 29

OEM 57% AM 43% Original Equipment & Aftermarket Segments (ex Marucci) 2022 Q3’23 TTM Leveraging aftermarket strength to drive OEM spec growth and expand customer base FOX typically enters new markets in the aftermarket channel to drive end-consumer adoption and brand value, which often leads to OEM spec wins Focused on maintaining a healthy balance between the two channels to sustain long-term growth and competitive advantage OEM 53% AM 47% 30

Initiatives Include: Powered Vehicle manufacturing optimization R&D platform expansion Supply chain optimization in North America Expansion of upfitting dealer network and content per truck Profitability (ex Marucci) 3-Year CAGR GROWTH FY’23 YTD GROWTH 30% 22% -9% Opportunity exists to achieve sustainable Adjusted EBITDA Margins of 25% by 2025 through continued improvement initiatives MARGIN FY‘22 ADJUSTED EBITDA 20.1% NOTE: See appendix for reconciliation of Adjusted EBITDA to its most comparable GAAP measure. EBITDA Highlights $146 $176 $264 $322 $245 $222 2019 2020 2021 2022 Q3'22 YTD Q3'23 YTD 31

Solid Liquidity & Cash Generation Flexibility on capital allocation (1) Net leverage ratio is calculated using debt, less cash, to trailing 12-month adjusted EBITDA, including pro forma for recent acquisitions Expected long-term annual capex target of ~3.0-4.0% of sales. 0.5x Net Leverage Ratio(1) Q3 FY’23 <=3.0x LONG TERM $143 $44 $187 $- $50 $100 $150 $200 Free Cash Flow Less: Capex Operating Cash Flow 2022 $MILLIONS Positive cash flow from operations provides additional flexibility Q3’23 YTD Cash Flow from Operations $127M Paid down $170M of debt YTD Q3’23 2.3x Q4 FY’23 Estimate* 2.1x Q4 FY’24 Estimate* * Leverage estimates include impact of Marucci 32

Flexible Capital Structure Cash position along with capacity on revolver provides adequate near-term liquidity Strong cash position and credit facility Cash management Organic & Inorganic Growth Focused on imperative operational and strategic initiatives Leveraging the lessons learned to improve our cash management moving forward Continued expansion of our core business M&A screen for possible future acquisitions Share Repurchase Initiated ~$300M share repurchase program Primary purpose to offset any dilution 33

Strong History of Creating Value Through Inorganic Growth 2013 2014 2015 2017 2019 2020 2021 2023 34

Finding New Opportunities For Transformational Growth M&A Objectives Synergistic with our vision and brand New product technologies Adjacent markets Geographic expansion 35

Appendix 36

Adjusted EBITDA Reconciliation (ex Marucci)

($ in Millions)	Fiscal Year 2019	2020	2021	2022	Year To Date Q3'22	Q3'23
Net Income	$94.5	$91.7	$163.8	$205.3	$152.3	$116.8
Provision for Income Taxes	14.1	12.8	24.6	28.5	28.3	21.0
Depreciation & Amortization	17.6	33.9	43.4	49.2	36.8	43.5
Non-Cash Stock-Based Compensation	6.9	8.6	13.9	16.4	11.4	14.0
Litigation and Settlement-Related Expenses	4.4	2.0	0.8	4.2	1.6	2.3
Other Acquisition and Integration Related Expenses (1)	2.7	14.9	5.5	1.7	1.6	11.7
Organizational restructuring expenses (2)	-	-	-	-	-	1.8
Strategic Transformation Costs (3)	1.7	2.8	3.4	2.8	2.8	-
Non-Recurring Property Tax Assessment (4)	-	-	-	0.8	0.8	-
Tax reform implementation costs	0.2	-	-	-	-	-
Interest and Other Expense, Net	4.1	9.6	8.5	12.9	9.4	11.1
Adjusted EBITDA	$146.2	$176.3	$263.9	$321.8	$245.0	$222.2

Divided by Sales	$751.0	$890.6	$1,299.1	$1,602.5	$1,193.9	$1,131.7
Adjusted EBITDA margin	19.5%	19.8%	20.3%	20.1%	20.5%	19.6%

(1) Represents various acquisition-related costs and expenses incurred to integrate acquired entities into the Company's operations, excluding $114 in stock-based compensation for the nine month period ended September 30, 2022, and the impact of the finished goods inventory valuation adjustment recorded in connection with the purchase of acquired assets, per period as follows:

($ in Millions)	Year To Date Q3'22	Q3'23
Acquisition Related Costs and Expenses	1.6	1.8
Finished Goods Inventory Valuation Adjustment	-	9.9
Other Acquisiton and Integration-Related Expenses	1.6	11.7

(2) Represents expenses associated with various restructuring initiatives, including the reduction of our Specialty Sports Group workforce.
(3) Represents costs associated with various strategic initiatives including the expansion of the Powered Vehicles Group's manufacturing operations.
(4) Represents amounts paid for a non-recurring property tax assessment.

*Amounts may not sum due to rounding.

FOX FACTORY

37

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